                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):              September 10, 2002
                                     ------------------------------------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   0-10786                    13-3032158
----------------------------  --------------------------   --------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


702 Spirit 40 Park Drive, Chesterfield, Missouri                  63005
----------------------------------------------------       --------------------
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number,
including area code                                        (636) 530-8000
                                                      -------------------------

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  See the Index to Exhibits attached hereto.


Item 9.  Regulation FD Disclosure.

         On September 10, 2002, the registrant issued a press release announcing that Iowa OSHA has issued a citation for the Des Moines accident. The press release is furnished herewith as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INSITUFORM TECHNOLOGIES, INC.


                                   By:      /s/ Joseph A. White
                                      ------------------------------------------
                                      Joseph A. White
                                      Vice President and Chief Financial Officer

Date:    September 10, 2002

                                INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

      Exhibit         Description
      -------         -----------
      1               Not applicable.
      2               Not applicable.
      4               Not applicable.
      16              Not applicable.
      17              Not applicable.
      20              Not applicable.
      23              Not applicable.
      24              Not applicable.
      99.1            Press release of Insituform Technologies, Inc., dated
                      September 10, 2002, announcing that Iowa OSHA has issued a citation for the Des Moines accident.